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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2011

US GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-33190 (Commission File Number)	84-0796160 (I.R.S. Employer Identification No.)

99 George Street, 3rd Floor
Toronto, Ontario, Canada M5A 2N4
(Address of principal executive offices) (Zip Code)

Registrant's telephone number including area code: (866) 441-0690

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

        On September 22, 2011, US Gold Corporation (the "Company" or "US Gold") entered into an Arrangement Agreement (the "Arrangement Agreement") among the Company, McEwen Mining—Minera Andes Acquisition Corp., a newly-formed corporation wholly-owned by the Company and incorporated under the Business Corporations Act (Alberta) ("Canadian Exchange Co."), and Minera Andes Inc., a corporation incorporated under the Business Corporations Act (Alberta) ("Minera Andes"), pursuant to which the Company through Canadian Exchange Co. will acquire all of the issued and outstanding common shares of Minera Andes (the "Arrangement"). The Arrangement will be implemented by way of the plan of arrangement attached as Exhibit A to the Arrangement Agreement (the "Plan of Arrangement") and is subject to approval by the Court of Queen's Bench of Alberta (the "Court"). The effect of the Arrangement will result in Minera Andes becoming a wholly-owned indirect subsidiary of the Company.

        The Board of Directors of the Company has unanimously determined (other than the vote of Robert R. McEwen, the Chairman, Chief Executive Officer, and largest shareholder of each of the Company and Minera Andes, who abstained from voting on the Arrangement and Arrangement Agreement because of his interests in Minera Andes) that the Arrangement Agreement and the Arrangement are advisable and fair to, and in the best interests of, the Company and its shareholders and approved the Arrangement Agreement.

        Pursuant to, and subject to the terms and conditions of, the Arrangement Agreement and the Plan of Arrangement, the Company will acquire, through Canadian Exchange Co., all of the outstanding shares of Minera Andes' common shares (the "Minera Andes Shares") in exchange for exchangeable shares of Canadian Exchange Co. (the "Exchangeable Shares") at a ratio of 0.45 of an Exchangeable Share for each outstanding Minera Andes Share. In addition, all outstanding options to acquire Minera Andes shares will be converted into options to purchase shares of common stock of the Company at a ratio of 0.45 of a share of the Company's common stock for each Minera Andes Share underlying each such Minera Andes option. The exchange ratio of 0.45 will not be adjusted for any subsequent changes in market prices of the Minera Andes Shares or the Company's common stock prior to the closing of the Arrangement. The Exchangeable Shares will be exchangeable on a one-for-one basis for shares of the Company's common stock at any time at the option of the holder. Each Exchangeable Share will be substantially the economic and voting equivalent of a share of common stock of the Company. Any Exchangeable Shares not previously exchanged will, upon the direction of Canadian Exchange Co.'s board of directors, be exchanged for shares of common stock of the Company on any date that is on or after the tenth year anniversary of the date on which exchangeable share are first issued, subject to applicable law, unless Canadian Exchange Co. exchanges them earlier upon the occurrence of certain events.

        Consummation of the Arrangement is subject to various conditions, including, among others: (i) the approval of Minera Andes' shareholders of the Arrangement and any other necessary actions related thereto; (ii) the approval of the Company's shareholders of the issuance of the Exchangeable Shares and the Company's common stock to be issued upon exchange of the Exchangeable Shares (the "US Gold Shares") and any other necessary actions related thereto; (iii) approval of the Court; (iv) holders of not more than five percent of the outstanding Minera Andes Shares exercising rights of dissent in respect of the Arrangement; (v) approval of the listing of the Exchangeable Shares on the Toronto Stock Exchange (TSX); (vi) approval of the listing of the US Gold Shares and shares of US Gold common stock issuable upon exercise of the Minera Andes options on the New York Stock Exchange (NYSE) and the TSX; (vii) a registration statement covering the US Gold Shares cleared to go effective by the United States Securities and Exchange Commission (the "SEC"); (viii) the accuracy of each party's representations and warranties (subject to certain materiality qualifiers); and (ix) the absence of a material adverse effect in respect of each party.

        The Arrangement Agreement includes customary representations, warranties and covenants by the parties, including, among other things, covenants of both US Gold and Minera Andes not to solicit competing or alternative transactions, subject to certain exceptions to permit either party's Board of Directors to comply with its fiduciary duties, including the right of either party to enter into a "Superior Proposal" (as defined in the Arrangement Agreement).

        The Arrangement Agreement contains certain termination rights for both the Company and Minera Andes. Minera Andes has agreed to pay a termination fee of $20,100,000 (representing 3% of its market capitalization as of market closing on September 1, 2011) in certain circumstances, including if the Arrangement Agreement is terminated because (i) Minera Andes intentionally breaches its representations, warranties or covenants such that closing conditions would not met; (ii) Minera Andes approves, recommends or enters into a Superior Proposal or an "Acquisition Proposal" (as defined in the Arrangement Agreement); or (iii) an Acquisition Proposal was announced prior to the Minera Andes shareholders meeting, Minera Andes shareholders do not approve the Arrangement Agreement, and Minera Andes enters into a transaction for the sale of 50% or more of Minera Andes within 12 months of the termination of the Arrangement Agreement.

        US Gold has agreed to pay a termination fee of $25,600,000 (representing 3% of its market capitalization as of market closing on September 1, 2011) in certain circumstances, including if the Arrangement Agreement is terminated because (i) US Gold intentionally breaches its representations, warranties or covenants such that closing conditions would not met; (iv) US Gold approves, recommends or enters into Superior Proposal or an Acquisition Proposal; or (iii) an Acquisition Proposal was announced prior to the US Gold shareholders meeting, US Gold shareholders do not approve the issuance of US Gold Shares in connection with the Arrangement Agreement, and US Gold enters into a transaction for the sale of 50% or more of US Gold within 12 months of the termination of the Arrangement Agreement.

        In addition, each party has agreed to pay the other party $4,000,000 in expenses if the Arrangement Agreement is terminated by a party as a result of a breach of the representations, warranties or covenants of the other party such that the closing conditions would not be met.

        The foregoing descriptions of the Arrangement, the Arrangement Agreement and the Plan of Arrangement are qualified in their entirety by reference to the copy of the Arrangement Agreement, including the Plan of Arrangement as Exhibit A thereto, which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

        Each of the directors and officers of US Gold and Minera Andes has entered into a voting agreement (the "Voting Agreement") to vote in favor the Arrangement Agreement and the Plan of Arrangement. For US Gold, the voting agreement cover shares representing approximately 21% of the outstanding shares of US Gold. For Minera Andes, the voting agreement cover shares representing approximately 33% of the outstanding shares of Minera Andes. The foregoing description of the Voting Agreement is qualified in its entirety by reference to the copy of the Voting Agreement, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

        The Arrangement Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Arrangement Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Arrangement Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Arrangement Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Arrangement Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Canadian Exchange Co. or Minera Andes or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Arrangement Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures.

Item 3.02    Unregistered Sales of Equity Securities

        As described in Item 1.01 of this report, US Gold has agreed in the Arrangement Agreement that, if the Plan of Arrangement becomes effective and its acquisition of the outstanding common shares of Minera Andes is thereby completed, Canadian Exchange Co. will issue 0.45 of an Exchangeable Share for each outstanding Minera Andes Shares, or approximately 127,326,984 shares of Exchangeable Shares. If issued, such Exchangeable Shares will, upon exchange of all such Exchangeable Shares for US Gold Shares, represent approximately 47.7% of the total number of common shares of US Gold.

        Section 3(a)(10) of the Securities Act of 1933, as amended (the "Securities Act"), exempts from the registration requirements under that Act the issuance and exchange of securities which have been approved, after a hearing upon the fairness of the terms and conditions on which all persons to whom it is proposed the securities will be issued shall have the right to appear, by any court expressly authorized by law to grant such approval. Under the Arrangement Agreement, Minera Andes will submit the Plan of Arrangement to the Court for interim order permitting notice to all persons to which the Exchangeable Shares will potentially be issuable. Following the requisite approval by the US Gold shareholders and the Minera Andes shareholders and a hearing at which such persons will have the right to appear, Minera Andes will seek a final order from the Court as to the fairness of the Plan of Arrangement. Such final order is a condition to the consummation of the Plan of Arrangement and the issuance of the Exchangeable Shares. US Gold therefore anticipates that, if the Plan of Arrangement becomes effective under the terms and conditions described in the Arrangement (including the receipt of such final order from the Court), the issuance of up to 127,326,984 Exchangeable Shares to the Minera Andes shareholders will be exempt from the registration requirements under the Securities Act pursuant to Section 3(a)(10) thereof.

Item 8.01    Other Events

        On September 22, 2011, the Company issued a press release regarding its entry into the Arrangement Agreement. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01    Financial Statements and Exhibits

(d)
Exhibits. The following exhibits are filed with this report:

2.1
Arrangement Agreement, dated as of September 22, 2011, between US Gold Corporation, McEwen Mining—Minera Andes Acquisition Corp. and Minera Andes Inc.

10.1
Voting Agreement, dated as of September 22, 2011, among US Gold Corporation, Minera Andes and certain individuals party thereto.

99.1
Press Release dated September 22, 2011.

Cautionary Statement

        With the exception of historical matters, the matters discussed in the press release include forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained therein. Such forward-looking statements include, among others, statements regarding the completion of the Plan of Arrangement. Factors that could cause actual results to differ materially from projections or estimates include, among others, the completion of the Plan of Arrangement (including the numerous approvals required in connection with the Plan of Arrangement), risks related to business integration as a result of a successful business combination, factors associated with fluctuations in the market price of precious metals, mining industry risks, risks associated with foreign operations, risks related to litigation including specifically but not limited to Minera Andes' Los Azules property which if resolved adversely to Minera Andes (or the combined company, as the case may be) would materially affect Minera Andes' ability to develop the Los Azules project, property title, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves and other risks, as well as other factors described in the Company's Annual Report on Form 10-K for the year ended December 31, 2010, and other filings with the SEC. Most of these factors are beyond the Company's ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made in the press release. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information About the Arrangement

        In connection with the Arrangement, the Company will file a preliminary proxy statement and will file a definitive proxy statement with the SEC. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE ARRANGEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ARRANGEMENT AND THE PARTIES THERETO.

        The definitive proxy statement will be mailed to the Company's stockholders seeking, among other things, their approval of the issuance of the Company shares as consideration in the Arrangement, including the US Gold Shares. The Company's stockholders may also obtain a copy of the definitive proxy statement free of charge once it is available by directing a request to: US Gold Corporation at (647) 258-0395 (Toll Free: (866) 441-0690) or Investor Relations, at 99 George Street, 3rd Floor, Toronto, Ontario, Canada M5A 2N4. In addition, the preliminary proxy statement, the definitive proxy statement and other relevant materials that will be filed with the SEC will be available free of charge at the SEC's website at www.sec.gov or stockholders may access copies of such documentation filed with the SEC by visiting the "Investor Relations" section of the Company's website at http://www.usgold.com.

        The Company and its respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies in connection with the Arrangement. Information regarding the names, affiliations and interests of certain of the Company's executive officers and directors in the solicitation will be available in the preliminary proxy statement and definitive proxy statement relating to the Arrangement to be filed with the SEC. Information about the Company's executive officers and directors is also available in the Company's definitive proxy statement relating to its 2011 Annual Meeting of Shareholders filed with the SEC on April 29, 2011.

 SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

US GOLD CORPORATION
Date: September 23, 2011	By:	/s/ Nils Engelstad Nils Engelstad, Corporate Secretary

 Exhibit Index

Exhibit Number	Description of Exhibit
2.1	Arrangement Agreement, dated as of September 22, 2011, between US Gold Corporation, McEwen Mining—Minera Andes Acquisition Corp. and Minera Andes Inc.
10.1	Voting Agreement, dated as of September 22, 2011, among US Gold Corporation, Minera Andes and certain individuals party thereto.
99.1	Press Release dated September 22, 2011.

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  Item 1.01 Entry into a Material Definitive Agreement
  Item 3.02 Unregistered Sales of Equity Securities
  Item 8.01 Other Events
  Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index